FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2021
FAIR VALUE MEASUREMENTS

3.FAIR VALUE MEASUREMENTS

Carrying amounts of certain financial instruments, including cash, account receivable, accounts payable, and accrued liabilities approximate their fair value due to their relatively short maturities and market interest rates, if applicable.

In December 2020, in connection with issuance of Series B-1 preferred stock, the terms of Tranche 2 in the Series B preferred stock were amended to be identical to the B-1 preferred stock. This resulted in the fair value of the derivative liability associated with the Series B preferred stock right being reduced to zero value as of December 31, 2020, which expired on June 30, 2021. In January 2021, Tranche 3 (Note 12) expired without exercise and, the Company recorded a change in fair value to reduce to zero the value of the derivative asset associated with Tranche 3 as of December 31, 2020.

The fair value of the preferred stock Tranche rights was determined using a Monte Carlo simulation model (Note 12) and the fair value of the embedded derivative that related to convertible note payable was determined using Black-Scholes analysis. There were no changes in valuation techniques or transfers between the fair value measurement levels during the years ended December 31, 2020.

In 2021, the Company purchased a convertible note with a convertible feature (Note 10). The conversion feature of this note represents an embedded derivative, which is separately recorded from the convertible note receivable based on the most likely settlement scenario related to the next equity financing round by DG Fuels. The estimated fair value of the embedded derivative asset associated with the convertible note receivable is evaluated through probability based present value model associated with the note receivable, which is considered as Level 3 under the fair value hierarchy. The embedded derivative asset was valued at $350,000 on the acquisition date and there is no change in fair value of the embedded derivative for the year ended December 31, 2021.

The following table provides a reconciliation of all assets and liabilities measured at fair value using Level 3 significant unobservable inputs for the year ended December 31, 2021 and 2020.

		Preferred Stock	Derivative Asset
	Preferred Stock	Tranche	Conversion
	Tranche Asset	Liability	Feature
Balance at January 1, 2020	$12,527,000	$(604,000)	$—
Change in fair value	(12,527,000)	604,000	—
Balance at December 31, 2020	—	—	—
Addition	—	—	350,000
Change in fair value	—	—	—
Balance at December 31, 2021	$—	$—	$350,000

The Company also recorded certain financial instruments at fair value on a non-recurring basis. During the year ended December 31, 2020, the Series B-1 preferred stock was recorded at its estimated fair value of $7.9 million upon conversion of the Series B-1 convertible notes payable and $7.8 million in cash proceeds (Note 12).